EXHIBIT (d)
ING Clarion Real Estate Income Fund
(NYSE: IIA)
CUSIP: 449788108
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
On August 5, 2008, ING Clarion Real Estate Income Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees, has adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders. Shareholders should note that the Fund’s total regular distribution amount is subject to change as a result of market conditions or other factors.
The current regular monthly distribution is $0.115 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
This notice relates to the regular monthly distribution in the amount of $0.115 per share payable August 29, 2008 to shareholders of record on August 25, 2008. The Fund has paid total distributions of $0.92 per share to date in fiscal year 2008 (January 1, 2008 to August 31, 2008). The source of the distribution paid during the month and current fiscal year is estimated as follows:

	August 2008		Year-to-date (YTD)
Distribution Estimates		Percent of Current		Percent of 2008
Source	Per Share Amount	Distribution	Per Share Amount	Distributions
Net Investment Income	$0.0575	50%	$0.46	50%
Net Realized Short-Term Capital Gains	—	—	—	—
Net Realized Long-Term Capital Gains	$0.0575	50%	$0.46	50%
Return of Capital (or other Capital Source)	—	—	—	—
Total Current Distribution	$0.115	100%	$0.92	100%
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2008 (January 1, 2008 through July 31, 2008) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return and the Year-to-date change in the Fund’s NAV (during the same period) and compare those figures with the Fund’s Cumulative Distribution Rate for 2008. Moreover, the Fund’s Average Annual Total Return from its inception (September 25, 2003) through July 31, 2008 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return, the annualized change in the Fund’s NAV per share (during the same period) and compare those figures with the Fund’s current annualized distribution rate for 2008 and it’s Average Annual Distribution Rate. In addition, the performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2008 to 7/31/2008
Year-to-date Cumulative Total Return[1]	-6.34%
Year-to-date change in NAV per Common Share[2]	-12.56%
Cumulative Distribution Rate[3]	8.53%

Since inception 2/24/2004 to 7/31/2008
Average Annual Total Return[4]	8.53%
Average Annual Distribution Rate[5]	11.67%
Annualized Change in NAV per Common Share[6]	-6.57%
Current Annualized Distribution Rate[7]	12.79%

1	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Year-to-date change in NAV using closing NAV at December 31, 2007 and closing NAV at July 31, 2008 excluding distributions paid and without reinvestment of those distributions.

3	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2008 through July 31, 2008) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2008.

4	Average Annual Total Return represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

5	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

6	Annualized change in the NAV per common share from inception of the Fund to July 31, 2008.

7	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of July 31, 2008.
Please refer to the chart below for information about the Fund’s historical NAVs, change in NAVs, total returns, and distributions paid.

		End of
		Period
	Average	NAV		Annualized		Level	Special	Total
	Daily NAV	Per	Change	Total	Distribution	Distributions	Distributions	Distributions
	for Period	Share	in NAV	Returns	Rate[4]	Paid	Paid	Paid
IPO		$15.00
2003[1]	$14.80	$15.53	3.53%	9.83%	1.35%	$0.20	$—	$0.20
2004	$15.89	$17.76	14.36%	23.38%	7.68%	$1.22	$—	$1.22
2005	$17.45	$17.85	0.51%	11.25%	10.31%	$1.38	$0.42	$1.80
2006	$19.71	$19.87	11.32%	31.02%	16.74%	$1.38	$1.92	$3.30
2007	$17.41	$12.34	-37.90%	-27.78%	13.56%	$1.38	$0.98	$2.36
2008[2]	$11.74	$10.79	-12.56%	-6.34%	6.90%	$0.81	$—	$0.81

Average[3]				8.53%	11.67%
Since Inception Annualized Total Return 6.18%

1	Figures for 2003 are from September 25, 2003, the Fund’s inception date.

2	2008 figures are year-to-date through July 31, 2008.

3	Average calculated on number of months and years since inception. The Fund’s inception date was September 25, 2003.

4	Distribution rate calculated by taking the total distributions paid within the period divided by average daily NAV for the period.
Sources: NAV per share amounts and annualized total returns are published in the Fund’s audited annual reports for the respective year.
Shareholders should be aware that the sources of Fund distributions described above are estimates provided for notice purposes only. The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, they provide the Fund with an estimate as to the source of those distributions (i.e., net investment income, net realized capital gains and/or return of capital). The Fund uses the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
As noted above, the amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
For more information on the Fund, please contact a representative at (888) 711-4272 or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Real Estate Income Fund.
ING Clarion Real Estate Income Fund
August 15, 2008

ING Clarion Real Estate Income Fund
(NYSE: IIA)
CUSIP: 449788108
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
On August 5, 2008, ING Clarion Real Estate Income Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees, has adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders. Shareholders should note that the Fund’s total regular distribution amount is subject to change as a result of market conditions or other factors.
The current regular monthly distribution is $0.115 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
This notice relates to the regular monthly distribution in the amount of $0.115 per share payable September 30, 2008 to shareholders of record on September 26, 2008. The Fund has paid total distributions of $1.035 per share to date in fiscal year 2008 (January 1, 2008 to September 30, 2008). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Distribution Estimates	September 2008		Year-to-date (YTD)
		Percent of Current		Percent of 2008
Source	Per Share Amount	Distribution	Per Share Amount	Distributions
Net Investment Income	$0.0598	52%	$0.5382	52%
Net Realized Short-Term Capital Gains	—	—	—	—
Net Realized Long-Term Capital Gains	$0.0552	48%	$0.4968	48%
Return of Capital (or other Capital Source)	—	—	—	—
Total Current Distribution	$0.115	100%	$1.035	100%
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2008 (January 1, 2008 through August 31, 2008) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return and the Year-to-date change in the Fund’s NAV (during the same period) and compare those figures with the Fund’s Cumulative Distribution Rate for 2008. Moreover, the Fund’s Average Annual Total Return from its inception (September 25, 2003) through August 31, 2008 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return, the annualized change in the Fund’s NAV per share (during the same period) and compare those figures with the Fund’s current annualized distribution rate for 2008 and it’s Average Annual Distribution Rate. In addition, the performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2008 to 8/31/2008
Year-to-date Cumulative Total Return[1]	-4.48%
Year-to-date change in NAV per Common Share[2]	-11.75%
Cumulative Distribution Rate[3]	8.45%

Since inception 2/24/2004 to 8/31/2008
Average Annual Total Return[4]	8.76%
Average Annual Distribution Rate[5]	11.67%
Annualized Change in NAV per Common Share[6]	-6.29%
Current Annualized Distribution Rate[7]	12.67%

8	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

9	Year-to-date change in NAV using closing NAV at December 31, 2007 and closing NAV at August 31, 2008 excluding distributions paid and without reinvestment of those distributions.

10	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2008 through August 31, 2008) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2008.

11	Average Annual Total Return represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

12	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

13	Annualized change in the NAV per common share from inception of the Fund to August 31, 2008.

14	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of August 31, 2008.
Please refer to the chart below for information about the Fund’s historical NAVs, change in NAVs, total returns, and distributions paid.

		End of
		Period
	Average	NAV		Annualized		Level	Special	Total
	Daily NAV	Per	Change	Total	Distribution	Distributions	Distributions	Distributions
	for Period	Share	in NAV	Returns	Rate[4]	Paid	Paid	Paid
IPO		$15.00
2003[1]	$14.80	$15.53	3.53%	9.83%	1.35%	$0.20	$—	$0.20
2004	$15.89	$17.76	14.36%	23.38%	7.68%	$1.22	$—	$1.22
2005	$17.45	$17.85	0.51%	11.25%	10.31%	$1.38	$0.42	$1.80
2006	$19.71	$19.87	11.32%	31.02%	16.74%	$1.38	$1.92	$3.30
2007	$17.41	$12.34	-37.90%	-27.78%	13.56%	$1.38	$0.98	$2.36
2008[2]	$11.63	$10.89	-11.75%	-4.48%	7.91%	$0.92	$—	$0.92

Average[3]				8.76%	11.67%
Since Inception Annualized Total Return 6.50%

1	Figures for 2003 are from September 25, 2003, the Fund’s inception date.

2	2008 figures are year-to-date through August 31, 2008.

3	Average calculated on number of months and years since inception. The Fund’s inception date was September 25, 2003.

4	Distribution rate calculated by taking the total distributions paid within the period divided by average daily NAV for the period.
Sources: NAV per share amounts and annualized total returns are published in the Fund’s audited annual reports for the respective year.
Shareholders should be aware that the sources of Fund distributions described above are estimates provided for notice purposes only. The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, they provide the Fund with an estimate as to the source of those distributions (i.e., net investment income, net realized capital gains and/or return of capital). The Fund uses the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
As noted above, the amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
For more information on the Fund, please contact a representative at (888) 711-4272 or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Real Estate Income Fund.
ING Clarion Real Estate Income Fund
September 16, 2008

ING Clarion Real Estate Income Fund
(NYSE: IIA)
CUSIP: 449788108
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.115 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IIA’s current managed distribution rate represents an annualized yield of 23.9% based on the closing market price of $5.78 on October 14, 2008 and a 18.1% yield on a closing NAV of $7.61 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.115 per share payable October 31, 2008 to shareholders of record on October 27, 2008. The Fund has paid total distributions of $1.15 per share to date in fiscal year 2008 (January 1, 2008 to October 31, 2008). The source of the distribution paid during the month and current fiscal year is estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
	Distribution	Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.115	$0.0322 (28%)	— (0%)	$0.0828 (72%)	— (0%)
YTD	$1.15	$0.322 (28%)	— (0%)	$0.828 (72%)	— (0%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. The Board is reviewing the sustainability of the current monthly dividend in light of the substantial dividends paid out over the last two years and the continuing difficult market environment. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions. In light of the current market environment it is difficult to forecast how much capital appreciation of the Fund’s investments might occur and be harvested as realized gains. Accordingly, the Board will review the Fund’s dividend considering a range of possible scenarios for the balance of 2008 and 2009.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, they provide the Fund with an estimate as to the source of those distributions (i.e., net investment income, net realized capital gains and/or return of capital). The Fund uses the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
As noted above, the amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2008 (January 1, 2008 through September 30, 2008) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2008. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) from its inception (September 25, 2003) through September 30, 2008 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return on NAV and the Fund’s Current Annualized Distribution Rate for 2008 as well as its Average Annual Distribution Rate. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2008 to 9/30/2008
Year-to-date Cumulative Total Return on NAV[1]	-8.56%
Cumulative Distribution Rate[2]	10.04%
Since inception 9/25/2003 to 9/30/2008
Average Annual Total Return on NAV[3]	7.81%
Average Annual Distribution Rate[4]	11.70%
Current Annualized Distribution Rate[5]	13.39%

15	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

16	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2008 through September 30, 2008) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2008.

17	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

18	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

19	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of September 30, 2008.
For more information on the Fund, please contact a representative at (888) 711-4272 or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Real Estate Income Fund.
ING Clarion Real Estate Income Fund
October 21, 2008

ING Clarion Real Estate Income Fund
(NYSE: IIA)
CUSIP: 449788108
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IIA’s current distribution rate represents an annualized yield of 13.8% based on the closing market price of $3.90 on November 13, 2008 and a 10.8% yield on a closing NAV of $5.01 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable November 28, 2008 to shareholders of record on November 24, 2008. The Fund has paid total distributions of $1.195 per share to date in fiscal year 2008 (January 1, 2008 to November 30, 2008). The source of the distribution paid during the month and current fiscal year is estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
	Distribution	Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.0152 (34%)	— (0%)	$0.0293 (65%)	$0.0005 (1%)
YTD	$1.195	$0.4062 (34%)	— (0%)	$0.7768 (65%)	$0.012 (1%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Fund’s cumulative year-to-date total return for fiscal year 2008 (January 1, 2008 through October 31, 2008) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2008. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) from its inception (September 25, 2003) through October 31, 2008 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return on NAV and the Fund’s Current Annualized Distribution Rate for 2008 as well as its Average Annual Distribution Rate. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2008 to 10/31/2008
Year-to-date Cumulative Total Return on NAV[1]	-45.32%
Cumulative Distribution Rate[2]	19.01%
Since inception 9/25/2003 to 10/31/2008
Average Annual Total Return on NAV[3]	0.47%
Average Annual Distribution Rate[4]	11.78%
Current Annualized Distribution Rate[5]	8.93%

20	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

21	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2008 through October 31, 2008) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2008.

22	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

23	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

24	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of October 31, 2008.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Real Estate Income Fund.
ING Clarion Real Estate Income Fund
November 14, 2008

43

ING Clarion Real Estate Income Fund
(NYSE: IIA)
CUSIP: 449788108
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IIA’s current distribution rate represents an annualized yield of 20.15% based on the closing market price of $2.68 on December 10, 2008 and a 12.9% yield on a closing NAV of $4.20 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable December 31, 2008 to shareholders of record on December 23, 2008. The Fund has paid total distributions of $1.24 per share to date in fiscal year 2008 (January 1, 2008 to December 31, 2008). The source of the distribution paid during the month and current fiscal year is estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
	Distribution	Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.0153 (34%)	—(0%)	$0.0293(65%)	$0.0005 (1%)
YTD	$1.24	$0.4216 (34%)	— (0%)	$0.8060 (65%)	$0.0124 (1%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Fund’s cumulative year-to-date total return for fiscal year 2008 (January 1, 2008 through November 30, 2008) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2008. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) from its inception (September 25, 2003) through November 30, 2008 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return on NAV and the Fund’s Current Annualized Distribution Rate for 2008 as well as its Average Annual Distribution Rate. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2008 to 11/30/2008
Year-to-date Cumulative Total Return on NAV[1]	-66.24%
Cumulative Distribution Rate[2]	32.38%
Since inception 9/25/2003 to 11/30/2008
Average Annual Total Return on NAV[3]	-3.58%
Average Annual Distribution Rate[4]	11.79%
Current Annualized Distribution Rate[5]	14.63%

25	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

26	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2008 through November 30, 2008) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2008.

27	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

28	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

29	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of November 30, 2008.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Real Estate Income Fund.
ING Clarion Real Estate Income Fund
December 11, 2008